                                                                    EXHIBIT 10.3

                                CHOICEPOINT INC.
                  NONQUALIFIED EMPLOYEE STOCK OPTION AGREEMENT

      This AGREEMENT (the "Agreement") is made as of _______________ (the "Date of Grant") by and between CHOICEPOINT INC., a Georgia corporation (the "Company") on behalf of itself and any Subsidiary which is the employer of the Optionee, and ____________ (the "Optionee"). As used in this Agreement, the word "Employer" shall mean both the Company and any such employing Subsidiary.

1. GRANT OF STOCK OPTION. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement and in the Company's 2003 Omnibus Incentive Plan (the "Plan"), the Company hereby grants to the Optionee as of the Date of Grant a stock option (the "Option") to purchase __________ Common Shares of the Company's stock (the "Optioned Shares"). The Option may be exercised from time to time in accordance with the terms of this Agreement. The price at which the Optioned Shares may be purchased pursuant to this Option shall be $_____ per share subject to adjustment as hereinafter provided (the "Option Price"). The Option is intended to be a nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Code, or any successor provision thereto.

2. TERM OF OPTION. The term of the Option shall commence on the Date of Grant and, unless earlier terminated in accordance with Section 6 hereof, shall expire ten (10) years from the Date of Grant.

3.          RIGHT TO EXERCISE.

      (a) Subject to expiration or earlier termination, the Option shall become exercisable in accordance with Schedule A attached hereto so long as the Optionee remains in the employ of the Company or a Subsidiary.

      (b) Subject to expiration or earlier termination, the Option shall continue to vest consistent with the original vesting schedule in the event Optionee dies while in the employ of the Employer.

      (c) To the extent the Option is exercisable, it may be exercised in whole or in part. In no event shall the Optionee be entitled to acquire a fraction of one Optioned Share pursuant to this Option. The Optionee shall be entitled to the privileges of ownership with respect to Optioned Shares purchased and delivered to him upon the exercise of all or part of this Option.

      (d) Subject to the expiration or earlier termination of the Option, the Committee, in its discretion, may provide for additional vesting following the Optionee's termination of employment with the Employer, or the termination of the Employer's status as an affiliate of the Company as described in subparagraph (a) above.

4.          RESTRICTIONS ON TRANSFER OF OPTION. The Option granted hereby:

      (a) may not be sold, pledged, exchanged, or otherwise encumbered or disposed of by Optionee, and

      (b) may not be assigned or transferred except (A) to a Family Member of the Optionee, or entities controlled by or benefiting them, as described in Section 12 of the

            Plan, and then (B) (i) if during the Optionee's life, only upon the approval of the Company's Chief Financial Officer and/or its Vice President with responsibility for compensation and benefits, or
            (ii) by execution and delivery of a Beneficiary Designation Form provided by the Company or, if none, (iii) by will or by the laws of descent and distribution. The Option may be exercised, during the lifetime of the Optionee, only by the Optionee, (or if transferred, during the lifetime of the Transferee, only by the Transferee), or in the event of his or her legal incapacity, by his or her guardian or legal representative acting on behalf of the Optionee or Transferee, as appropriate, in a fiduciary capacity under state law and court supervision.

Any purported transfer, encumbrance or other disposition of the Option that is in violation of this Section 4 shall be null and void, and the other party to any such purported transaction shall not obtain any rights to or interest in the Option.

5.          NOTICE OF EXERCISE; PAYMENT.

      (a) To the extent then exercisable, the Option may be exercised by written notice to the Company stating the number of Optioned Shares for which the Option is being exercised and the intended manner of payment. Payment equal to the aggregate Option Price of the Optioned Shares being exercised shall be tendered in full with the notice of exercise to the Company in cash in the form of U.S. currency or check or other cash equivalent acceptable to the Company. The date of such notice shall be the exercise date.

      (b) In the Committee's discretion, the Optionee may also tender the Option Price by (i) the actual or constructive transfer to the Company of nonforfeitable, nonrestricted Common Shares that have been owned by the Optionee for (x) more than one year prior to the date of exercise and for more than two years from the date on which the option was granted, if they were originally acquired by the Optionee pursuant to the exercise of an incentive stock option, or
            (y) more than six months prior to the date of exercise, if they were originally acquired by the Optionee other than pursuant to the exercise of an incentive stock option, or (ii) by any combination of the foregoing methods of payment, including a partial tender in cash and a partial tender in nonforfeitable, nonrestricted Common Shares. To the extent permitted by law, the requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Company with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the date of exercise a sufficient number of the Common Shares being purchased so that the net proceeds of the sale transaction will at least equal the aggregate Exercise Price, plus interest at the applicable federal rate for the period from the date of exercise to the date of payment, and pursuant to which the broker undertakes to deliver the aggregate Exercise Price, plus such interest, to the Company not later than the date on which the sale transaction will settle in the ordinary course of business. In the event the option has been transferred pursuant to Section 4 above, the word Transferee shall be substituted for Optionee in the foregoing provisions of this subsection (b).

      (c) Within ten (10) days after notice, the Company shall direct the due issuance of the Optioned Shares so purchased.

      (d) Nonforfeitable, nonrestricted Common Shares that are transferred in payment of all or any part of the Option Price shall be valued on the basis of their Market Value per Share as defined in the Plan.

      (e) As a further condition precedent to the exercise of this Option, the Optionee or Transferee, as appropriate, shall comply with all regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of Common Shares and in connection therewith shall execute any documents which the Committee shall in its sole discretion deem necessary or advisable.

6. TERMINATION OF AGREEMENT. The Agreement and the Option granted hereby shall continue to the extent the Options have previously or, pursuant to Section 3(b) subsequently become exercisable, for the periods indicated below, if any, but shall terminate automatically and without further notice on the earliest of the following dates:

      (a) DEATH WHILE EMPLOYED. Five (5) years after the Optionee's death if the Optionee dies while in the employ of the Employer;

      (b) DISABILITY. Five (5) years after the date of the termination of the Optionee's employment because of permanent and total disability if the Optionee becomes permanently and totally disabled as defined in the Company's 401(k) Plan at the time of said disability, while an employee of the Employer;

      (c) RETIREMENT. Five (5) years after the Optionee's termination of employment with the Employer following attainment of age 50 and after completion of that number of years of service which, when added to the Optionee's age, equals at least 75; for these purposes, years of service shall be determined according to the rules contained in the Company's 401(k) Plan;

      (d) CHANGE IN CONTROL. Five (5) years after the Optionee' s termination of employment with Employer following a Change in Control of the Company, provided, however, that in the event that the Optionee's employment is terminated voluntarily by the Optionee or by the Employer for Cause, the Agreement shall terminate at the time of such termination notwithstanding this subparagraph. For purposes of this provision, "Cause" shall mean the Optionee shall have committed prior to termination of employment any of the following acts:

            (i)         an intentional act of fraud, embezzlement, theft, or any
                  other material violation of law (A) in connection with the Optionee's duties or in the course of the Optionee's employment with the Employer, or (B) which is otherwise materially injurious to the Employer, monetarily or otherwise;

            (ii)        intentional wrongful damage to material assets of the
                  Employer;

            (iii)       intentional wrongful disclosure of material confidential
                  information of the Employer;

            (iv)        intentional wrongful engagement in any competitive
                  activity that would constitute a material breach of the duty of loyalty; or

            (v)         intentional breach of any stated material employment
                  policy of the Employer;

      (e) MANAGEMENT RESTRUCTURING. One (1) year after the Optionee's termination of employment with the Employer due to the Employer's elimination of the Optionee's particular responsibilities due to management restructuring;

      (f) OTHER TERMINATIONS. The date the Optionee ceases to be an employee of the Employer, for any reason other than as described in this Section 6 hereof; or

      (g)         EXPIRATION OF TEN YEARS. Ten (10) years from the Date of
            Grant;

provided, however, that the period for exercise will not expire (unless required by subparagraph (g) hereof), prior to six (6) months after the Optionee's death if the Optionee dies after termination of employment with the Employer but within one of the periods described in subparagraphs (b) through (e) above, if applicable.

This Agreement shall not be exercisable for any number of Optioned Shares in excess of the number of Optioned Shares for which this Agreement is then exercisable, pursuant to Sections 3 and 7 hereof and subject to Section 3(b), on the date of termination of employment. For the purposes of this Agreement, the continuous employment of the Optionee with the Employer shall not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Employer, by reason of the transfer of his employment among the Company and its Subsidiaries or a Company-approved leave of absence.

7. ACCELERATION OF OPTION. Notwithstanding Section 3, but subject to earlier termination, the Option granted hereby shall become immediately exercisable in full in the event of a Change of Control.

8. NO EMPLOYMENT CONTRACT. Nothing contained in this Agreement shall confer upon the Optionee any right with respect to continuance of employment by the Employer nor limit or affect in any manner the right of the Employer to terminate the employment or adjust the compensation of the Optionee.

9. TAXES AND WITHHOLDING. If the Employer shall be required to withhold any federal, state, local or foreign tax in connection with the exercise of the Option, and the amounts available to the Employer for such withholding are insufficient, the Optionee shall pay the tax or make provisions that are satisfactory to the Employer for the payment thereof. The Optionee may elect to satisfy all or any part of the minimum statutory withholding obligation by surrendering to the Employer a portion of the Optioned Shares that are issued or transferred to the Optionee upon the exercise of the Option, and the Optioned Shares so surrendered by the Optionee shall be credited against any such withholding obligation at the Market Value per Share of such shares on the date of such surrender. The Employer will pay any and all issue and other taxes in the nature thereof which may be payable by the Employer in respect of any issue or delivery upon a purchase pursuant to this Option.

10. COMPLIANCE WITH LAW. The Employer shall make reasonable efforts to comply with all applicable federal, state and foreign securities laws; provided, however, notwithstanding any other provision of this Agreement, the Option shall not be exercisable if the exercise thereof would result in a violation of any such law.

11. ADJUSTMENTS. The Committee may make or provide for such adjustments in the number of Optioned Shares covered by this Option, in the Option Price applicable to such Option, and in the kind of shares covered thereby, as the Committee may determine is equitably required to prevent dilution or enlargement of the Optionee's rights that otherwise would result from (a) any combination of shares, recapitalization, or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, or other distribution of assets or issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing; provided however, that no such adjustment in the number of Optioned Shares will be made unless such adjustment would change by more than 5 % the number of Optioned Shares issuable upon exercise of this Option. Similar adjustments shall be made automatically in the event of a stock dividend or stock split, on a purely mathematical basis. Any adjustment which by reason of this Section 11 is not required to be made currently will be carried forward and taken into account in any subsequent adjustment. In the event of any such transaction or event, the Committee may provide in substitution for this Option such alternative consideration as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of this Option.

12. AVAILABILITY OF COMMON SHARES. The Company shall at all times until the expiration of the Option reserve and keep available, either in its treasury or out of its authorized but unissued Common Shares, the full number of Optioned Shares deliverable upon the exercise of this Option.

13. RELATION TO OTHER BENEFITS. Any economic or other benefit to the Optionee under this Agreement shall not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Employer and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company.

14. AMENDMENTS. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee or Transferee, as appropriate, under this Agreement without said Optionee's or Transferee's consent. Notwithstanding the foregoing, this Agreement shall be amended in such particulars as are necessary or appropriate to reflect the applicable provisions of section 409A of the Internal Revenue Code of 1986, as amended, in order to avoid current taxation of the grant made pursuant hereto, and to avoid any penalty taxes imposed on noncomplying arrangements.

15. SEVERABILITY. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

16. RELATION TO PLAN. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistent provisions between this Agreement and the Plan, the Plan shall govern. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan. The Committee acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions which arise in connection with this option or its exercise.

17. SUCCESSORS AND ASSIGNS. Without limiting Section 4 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Optionee or Transferee, as appropriate, and the successors and assigns of the Employer.

18. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Georgia, without giving effect to the principles of conflict of laws thereof.

19. NOTICES. Any notice to the Company provided for herein shall be in writing to the Company, marked Attention: Stock Option Administrator, ChoicePoint Inc., Mail Drop 71-B, 1000 Alderman Drive, Alpharetta, Georgia 30005, and any notice to the Optionee shall be addressed to said Optionee at his or her address currently on file with the Company. Except as otherwise provided herein, any written notice shall be deemed to be duly given if and when delivered personally or deposited in the United States mail, first class registered mail, postage and fees prepaid, and addressed as aforesaid. Any party may change the address to which notices are to be given hereunder by written notice to the other party as herein specified (provided that for this purpose any mailed notice shall be deemed given on the third business day following deposit of the same in the United States mail).

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf and that of any Employer by which the Optionee is employed by its duly authorized officer and Optionee has also executed this Agreement in duplicate, as of the day and year first above written.

                                                      CHOICEPOINT INC.

                                                      By:

                                                      __________________________

                                                      Optionee:

                                                      __________________________

               ________Non Qualified Stock Option Number <<OPTNO>>

                                   SCHEDULE A

            The Option shall vest as follows:

            100% on third anniversary of Date of Grant.

                                CHOICEPOINT INC.
                  NONQUALIFIED EMPLOYEE STOCK OPTION AGREEMENT

      This AGREEMENT (the "Agreement") is made as of _______________ (the "Date of Grant") by and between CHOICEPOINT INC., a Georgia corporation (the "Company") on behalf of itself and any Subsidiary which is the employer of the Optionee, and ____________ (the "Optionee"). As used in this Agreement, the word "Employer" shall mean both the Company and any such employing Subsidiary.

1. GRANT OF STOCK OPTION. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement and in the Company's 2003 Omnibus Incentive Plan (the "Plan"), the Company hereby grants to the Optionee as of the Date of Grant a stock option (the "Option") to purchase __________ Common Shares of the Company's stock (the "Optioned Shares"). The Option may be exercised from time to time in accordance with the terms of this Agreement. The price at which the Optioned Shares may be purchased pursuant to this Option shall be $_____ per share subject to adjustment as hereinafter provided (the "Option Price"). The Option is intended to be a nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Code, or any successor provision thereto.

2. TERM OF OPTION. The term of the Option shall commence on the Date of Grant and, unless earlier terminated in accordance with Section 6 hereof, shall expire ten (10) years from the Date of Grant.

3.          RIGHT TO EXERCISE.

      (a) Subject to expiration or earlier termination, and subject to the remaining provisions of this Section 3, the Option shall become exercisable in accordance with Schedule A attached hereto so long as the Optionee remains in the employ of the Company or a Subsidiary.

      (b) In the event that Optionee's employment with the Company or a Subsidiary terminates on or subsequent to [DATE EMPLOYMENT AGREEMENT TERMINATES] (or any later date which is the expiration date of a written employment agreement, or extension thereof, between the Optionee and the Company or a Subsidiary), but (i) prior to the Option having vested in full pursuant to subparagraph (a) of this
            Section 3 or Section 7, and (ii) other than for Cause, this Option shall nonetheless become exercisable on the date of termination as to that percentage of the Common Shares referred to in Section 1 (as adjusted, if appropriate) as (i) the number of calendar months of Optionee's employment during the period from the Date of Grant through the date of termination of employment represents when divided by (ii) [NUMBER OF TOTAL MONTHS IN THE CLIFF VESTING PERIOD ON SCHEDULE A]. For those purposes, if Optionee provides services for a portion but not all of a calendar month, he shall nonetheless be credited with a full calendar month of employment. In the event that said calculation results in an award of a fractional share, the number shall be increased to the next full share.

      (c) Subject to expiration or earlier termination, the Option shall continue to vest consistent with the original vesting schedule in the event Optionee dies while in the employ of the Employer.

      (d) To the extent the Option is exercisable, it may be exercised in whole or in part. In no event shall the Optionee be entitled to acquire a fraction of one Optioned Share pursuant to this Option. The Optionee shall be entitled to the privileges of ownership with respect to Optioned Shares purchased and delivered to him upon the exercise of all or part of this Option.

      (e) Subject to the expiration or earlier termination of the Option, the Committee, in its discretion, may provide for additional vesting following the Optionee's termination of employment with the Employer, or the termination of the Employer's status as an affiliate of the Company as described in subparagraph (a) above.

4.          RESTRICTIONS ON TRANSFER OF OPTION. The Option granted hereby:

      (a) may not be sold, pledged, exchanged, or otherwise encumbered or disposed of by Optionee, and

      (b) may not be assigned or transferred except (A) to a Family Member of the Optionee, or entities controlled by or benefiting them, as described in Section 12 of the Plan, and then (B) (i) if during the Optionee's life, only upon the approval of the Company's Chief Financial Officer and/or its Vice President with responsibility for compensation and benefits, or (ii) by execution and delivery of a Beneficiary Designation Form provided by the Company or, if none, (iii) by will or by the laws of descent and distribution. The Option may be exercised, during the lifetime of the Optionee, only by the Optionee, (or if transferred, during the lifetime of the Transferee, only by the Transferee), or in the event of his or her legal incapacity, by his or her guardian or legal representative acting on behalf of the Optionee or Transferee, as appropriate, in a fiduciary capacity under state law and court supervision.

Any purported transfer, encumbrance or other disposition of the Option that is in violation of this Section 4 shall be null and void, and the other party to any such purported transaction shall not obtain any rights to or interest in the Option.

5.          NOTICE OF EXERCISE; PAYMENT.

      (a) To the extent then exercisable, the Option may be exercised by written notice to the Company stating the number of Optioned Shares for which the Option is being exercised and the intended manner of payment. Payment equal to the aggregate Option Price of the Optioned Shares being exercised shall be tendered in full with the notice of exercise to the Company in cash in the form of U.S. currency or check or other cash equivalent acceptable to the Company. The date of such notice shall be the exercise date.

      (b) In the Committee's discretion, the Optionee may also tender the Option Price by (i) the actual or constructive transfer to the Company of nonforfeitable, nonrestricted Common Shares that have been owned by the Optionee for (x) more than one year prior to the date of exercise and for more than two years from the date on which the option was granted, if they were originally acquired by the Optionee pursuant to the exercise of an incentive stock option, or
            (y) more than six months prior to the date of exercise, if they were originally acquired by the Optionee other than pursuant to the exercise of an incentive stock option, or (ii) by any combination of the foregoing methods of payment, including a partial tender in cash and a partial tender in nonforfeitable, nonrestricted Common Shares. To the extent permitted by law, the requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Company with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the date of exercise a sufficient number of the Common Shares being purchased so that the net proceeds of the sale transaction will at least equal the aggregate Exercise Price, plus interest at the applicable federal rate for the period from the date of exercise to the date of payment, and pursuant to which the broker undertakes to deliver the aggregate Exercise Price, plus such interest, to the Company not later than the date on which the sale transaction will settle in the ordinary course of business. In the event the option has been transferred pursuant to Section 4 above, the word Transferee shall be substituted for Optionee in the foregoing provisions of this subsection (b).

      (c) Within ten (10) days after notice, the Company shall direct the due issuance of the Optioned Shares so purchased.

      (d) Nonforfeitable, nonrestricted Common Shares that are transferred in payment of all or any part of the Option Price shall be valued on the basis of their Market Value per Share as defined in the Plan.

      (e) As a further condition precedent to the exercise of this Option, the Optionee or Transferee, as appropriate, shall comply with all regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of Common Shares and in connection therewith shall execute any documents which the Committee shall in its sole discretion deem necessary or advisable.

6. TERMINATION OF AGREEMENT. The Agreement and the Option granted hereby shall continue to the extent the Options have previously or, pursuant to Section 3(b) subsequently become exercisable, for the periods indicated below, if any, but shall terminate automatically and without further notice on the earliest of the following dates:

      (a) DEATH WHILE EMPLOYED. Five (5) years after the Optionee's death if the Optionee dies while in the employ of the Employer;

      (b) DISABILITY. Five (5) years after the date of the termination of the Optionee's employment because of permanent and total disability if the Optionee becomes permanently and totally disabled as defined in the Company's 401(k) Plan at the time of said disability, while an employee of the Employer;

      (c) RETIREMENT. Five (5) years after the Optionee's termination of employment with the Employer following attainment of age 50 and after completion of that number of years of service which, when added to the Optionee's age, equals at least 75; for these purposes, years of service shall be determined according to the rules contained in the Company's 401(k) Plan;

      (d) CHANGE IN CONTROL. Five (5) years after the Optionee' s termination of employment with Employer following a Change in Control of the Company, provided, however, that in the event that the Optionee's employment is terminated voluntarily by the Optionee or by the Employer for Cause, the Agreement shall terminate at the time of such termination notwithstanding this subparagraph. For purposes of this provision, "Cause" shall mean the Optionee shall have committed prior to termination of employment any of the following acts:

            (i)         an intentional act of fraud, embezzlement, theft, or any
                  other material violation of law (A) in connection with the Optionee's duties or in the course of the Optionee's employment with the Employer, or (B) which is otherwise materially injurious to the Employer, monetarily or otherwise;

            (ii)        intentional wrongful damage to material assets of the
                  Employer;

            (iii)       intentional wrongful disclosure of material confidential
                  information of the Employer;

            (iv)        intentional wrongful engagement in any competitive
                  activity that would constitute a material breach of the duty of loyalty; or

            (v)         intentional breach of any stated material employment
                  policy of the Employer;

      (e) MANAGEMENT RESTRUCTURING. One (1) year after the Optionee's termination of employment with the Employer due to the Employer's elimination of the Optionee's particular responsibilities due to management restructuring;

      (f) TERMINATION PURSUANT TO SECTION 3(b). In the event Optionee remains employed through [DATE EMPLOYMENT AGREEMENT TERMINATES] (or any later date which is the expiration date of a written employment agreement, or extension thereof, between the Optionee and the Company or a Subsidiary), but Optionee's employment terminates prior to the date indicated on Schedule A, other than by the Company for Cause, the Option shall terminate ten (10) days after said termination.

      (g) OTHER TERMINATIONS. The date the Optionee ceases to be an employee of the Employer, for any reason other than as described in this Section 6 hereof; or

      (h)         EXPIRATION OF TEN YEARS. Ten (10) years from the Date of
            Grant;

provided, however, that the period for exercise will not expire (unless required by subparagraph (g) hereof), prior to six (6) months after the Optionee's death if the Optionee dies after termination of employment with the Employer but within one of the periods described in subparagraphs (b) through (e) above, if applicable.

This Agreement shall not be exercisable for any number of Optioned Shares in excess of the number of Optioned Shares for which this Agreement is then exercisable, pursuant to Sections 3 and 7 hereof and subject to Section 3(b), on the date of termination of employment. For the purposes of this Agreement, the continuous employment of the Optionee with the Employer shall not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Employer, by reason of the transfer of his employment among the Company and its Subsidiaries or a Company-approved leave of absence.

7. ACCELERATION OF OPTION. Notwithstanding Section 3, but subject to earlier termination, the Option granted hereby shall become immediately exercisable in full in the event of a Change of Control.

8. NO EMPLOYMENT CONTRACT. Nothing contained in this Agreement shall confer upon the Optionee any right with respect to continuance of employment by the Employer nor limit or affect in any manner the right of the Employer to terminate the employment or adjust the compensation of the Optionee.

9. TAXES AND WITHHOLDING. If the Employer shall be required to withhold any federal, state, local or foreign tax in connection with the exercise of the Option, and the amounts available to the Employer for such withholding are insufficient, the Optionee shall pay the tax or make provisions that are satisfactory to the Employer for the payment thereof. The Optionee may elect to satisfy all or any part of the minimum statutory withholding obligation by surrendering to the Employer a portion of the Optioned Shares that are issued or transferred to the Optionee upon the exercise of the Option, and the Optioned Shares so surrendered by the Optionee shall be credited against any such withholding obligation at the Market Value per Share of such shares on the date of such surrender. The Employer will pay any and all issue and other taxes in the nature thereof which may be payable by the Employer in respect of any issue or delivery upon a purchase pursuant to this Option.

10. COMPLIANCE WITH LAW. The Employer shall make reasonable efforts to comply with all applicable federal, state and foreign securities laws; provided, however, notwithstanding any other provision of this Agreement, the Option shall not be exercisable if the exercise thereof would result in a violation of any such law.

11. ADJUSTMENTS. The Committee may make or provide for such adjustments in the number of Optioned Shares covered by this Option, in the Option Price applicable to such Option, and in the kind of shares covered thereby, as the Committee may determine is equitably required to prevent dilution or enlargement of the Optionee's rights that otherwise would result from (a) any combination of shares, recapitalization, or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, or other distribution of assets or issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing; provided however, that no such adjustment in the number of Optioned Shares will be made unless such adjustment would change by more than 5 % the number of Optioned Shares issuable upon exercise of this Option. Similar adjustments shall be made automatically in the event of a stock dividend or stock split, on a purely mathematical basis. Any adjustment which by reason of this Section 11 is not required to be made currently will be carried forward and taken into account in any subsequent adjustment. In the event of any such transaction or event, the Committee may provide in substitution for this Option such alternative consideration as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of this Option.

12. AVAILABILITY OF COMMON SHARES. The Company shall at all times until the expiration of the Option reserve and keep available, either in its treasury or out of its authorized but unissued Common Shares, the full number of Optioned Shares deliverable upon the exercise of this Option.

13. RELATION TO OTHER BENEFITS. Any economic or other benefit to the Optionee under this Agreement shall not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Employer and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company.

14. AMENDMENTS. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee or Transferee, as appropriate, under this Agreement without said Optionee's or Transferee's consent. Notwithstanding the foregoing, this Agreement shall be amended in such particulars as are necessary or appropriate to reflect the applicable provisions of section 409A of the Internal Revenue Code of 1986, as amended, in order to avoid current taxation of the grant made pursuant hereto, and to avoid any penalty taxes imposed on noncomplying arrangements.

15. SEVERABILITY. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

16. RELATION TO PLAN. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistent provisions between this Agreement and the Plan, the Plan shall govern. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan. The Committee acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions which arise in connection with this option or its exercise.

17. SUCCESSORS AND ASSIGNS. Without limiting Section 4 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Optionee or Transferee, as appropriate, and the successors and assigns of the Employer.

18. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Georgia, without giving effect to the principles of conflict of laws thereof.

19. NOTICES. Any notice to the Company provided for herein shall be in writing to the Company, marked Attention: Stock Option Administrator, ChoicePoint Inc., Mail Drop 71-B, 1000 Alderman Drive, Alpharetta, Georgia 30005, and any notice to the Optionee shall be addressed to said Optionee at his or her address currently on file with the Company. Except as otherwise provided herein, any written notice shall be deemed to be duly given if and when delivered personally or deposited in the United States mail, first class registered mail, postage and fees prepaid, and addressed as aforesaid. Any party may change the address to which notices are to be given hereunder by written notice to the other party as herein specified (provided that for this purpose any mailed notice shall be deemed given on the third business day following deposit of the same in the United States mail).

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf and that of any Employer by which the Optionee is employed by its duly authorized officer and Optionee has also executed this Agreement in duplicate, as of the day and year first above written.

                                                       CHOICEPOINT INC.

                                                       By:
                                                       _________________________

                                                       Optionee:
                                                       _________________________

               ________Non Qualified Stock Option Number <<OPTNO>>

                                   SCHEDULE A

            The Option shall vest as follows:

            100% on third anniversary of Date of Grant.

                                CHOICEPOINT INC.
                  NONQUALIFIED EMPLOYEE STOCK OPTION AGREEMENT

      This AGREEMENT (the "Agreement") is made as of _______________ (the "Date of Grant") by and between CHOICEPOINT INC., a Georgia corporation (the "Company") on behalf of itself and any Subsidiary which is the employer of the Optionee, and ____________ (the "Optionee"). As used in this Agreement, the word "Employer" shall mean both the Company and any such employing Subsidiary.

1. GRANT OF STOCK OPTION. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement and in the Company's 2003 Omnibus Incentive Plan (the "Plan"), the Company hereby grants to the Optionee as of the Date of Grant a stock option (the "Option") to purchase __________ Common Shares of the Company's stock (the "Optioned Shares"). The Option may be exercised from time to time in accordance with the terms of this Agreement. The price at which the Optioned Shares may be purchased pursuant to this Option shall be $_____ per share subject to adjustment as hereinafter provided (the "Option Price"). The Option is intended to be a nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Code, or any successor provision thereto.

2. TERM OF OPTION. The term of the Option shall commence on the Date of Grant and, unless earlier terminated in accordance with Section 6 hereof, shall expire ten (10) years from the Date of Grant.

3.          RIGHT TO EXERCISE.

      (a) Subject to expiration or earlier termination, the Option shall become exercisable in accordance with Schedule A attached hereto so long as the Optionee remains in the employ of the Company or a Subsidiary.

      (b) Subject to expiration or earlier termination, the Option shall continue to vest consistent with the original vesting schedule in the event Optionee dies while in the employ of the Employer.

      (c) To the extent the Option is exercisable, it may be exercised in whole or in part. In no event shall the Optionee be entitled to acquire a fraction of one Optioned Share pursuant to this Option. The Optionee shall be entitled to the privileges of ownership with respect to Optioned Shares purchased and delivered to him upon the exercise of all or part of this Option.

      (d) Subject to the expiration or earlier termination of the Option, the Committee, in its discretion, may provide for additional vesting following the Optionee's termination of employment with the Employer, or the termination of the Employer's status as an affiliate of the Company as described in subparagraph (a) above.

4.          RESTRICTIONS ON TRANSFER OF OPTION. The Option granted hereby:

      (a) may not be sold, pledged, exchanged, or otherwise encumbered or disposed of by Optionee, and

      (b) may not be assigned or transferred except (A) to a Family Member of the Optionee, or entities controlled by or benefiting them, as described in Section 12 of the

            Plan, and then (B) (i) if during the Optionee's life, only upon the approval of the Company's Chief Financial Officer and/or its Vice President with responsibility for compensation and benefits, or (ii) by execution and delivery of a Beneficiary Designation Form provided by the Company or, if none, (iii) by will or by the laws of descent and distribution. The Option may be exercised, during the lifetime of the Optionee, only by the Optionee, (or if transferred, during the lifetime of the Transferee, only by the Transferee), or in the event of his or her legal incapacity, by his or her guardian or legal representative acting on behalf of the Optionee or Transferee, as appropriate, in a fiduciary capacity under state law and court supervision.

Any purported transfer, encumbrance or other disposition of the Option that is in violation of this Section 4 shall be null and void, and the other party to any such purported transaction shall not obtain any rights to or interest in the Option.

5.          NOTICE OF EXERCISE; PAYMENT.

      (a) To the extent then exercisable, the Option may be exercised by written notice to the Company stating the number of Optioned Shares for which the Option is being exercised and the intended manner of payment. Payment equal to the aggregate Option Price of the Optioned Shares being exercised shall be tendered in full with the notice of exercise to the Company in cash in the form of U.S. currency or check or other cash equivalent acceptable to the Company. The date of such notice shall be the exercise date.

      (b) In the Committee's discretion, the Optionee may also tender the Option Price by (i) the actual or constructive transfer to the Company of nonforfeitable, nonrestricted Common Shares that have been owned by the Optionee for (x) more than one year prior to the date of exercise and for more than two years from the date on which the option was granted, if they were originally acquired by the Optionee pursuant to the exercise of an incentive stock option, or
            (y) more than six months prior to the date of exercise, if they were originally acquired by the Optionee other than pursuant to the exercise of an incentive stock option, or (ii) by any combination of the foregoing methods of payment, including a partial tender in cash and a partial tender in nonforfeitable, nonrestricted Common Shares. To the extent permitted by law, the requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Company with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the date of exercise a sufficient number of the Common Shares being purchased so that the net proceeds of the sale transaction will at least equal the aggregate Exercise Price, plus interest at the applicable federal rate for the period from the date of exercise to the date of payment, and pursuant to which the broker undertakes to deliver the aggregate Exercise Price, plus such interest, to the Company not later than the date on which the sale transaction will settle in the ordinary course of business. In the event the option has been transferred pursuant to Section 4 above, the word Transferee shall be substituted for Optionee in the foregoing provisions of this subsection (b).

      (c) Within ten (10) days after notice, the Company shall direct the due issuance of the Optioned Shares so purchased.

      (d) Nonforfeitable, nonrestricted Common Shares that are transferred in payment of all or any part of the Option Price shall be valued on the basis of their Market Value per Share as defined in the Plan.

      (e) As a further condition precedent to the exercise of this Option, the Optionee or Transferee, as appropriate, shall comply with all regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of Common Shares and in connection therewith shall execute any documents which the Committee shall in its sole discretion deem necessary or advisable.

6. TERMINATION OF AGREEMENT. The Agreement and the Option granted hereby shall continue to the extent the Options have previously or, pursuant to Section 3(b) subsequently become exercisable, for the periods indicated below, if any, but shall terminate automatically and without further notice on the earliest of the following dates:

      (a) DEATH WHILE EMPLOYED. Five (5) years after the Optionee's death if the Optionee dies while in the employ of the Employer;

      (b) DISABILITY. Five (5) years after the date of the termination of the Optionee's employment because of permanent and total disability if the Optionee becomes permanently and totally disabled as defined in the Company's 401(k) Plan at the time of said disability, while an employee of the Employer;

      (c) RETIREMENT. Five (5) years after the Optionee's termination of employment with the Employer following attainment of age 50 and after completion of that number of years of service which, when added to the Optionee's age, equals at least 75; for these purposes, years of service shall be determined according to the rules contained in the Company's 401(k) Plan;

      (d) CHANGE IN CONTROL. Five (5) years after the Optionee' s termination of employment with Employer following a Change in Control of the Company, provided, however, that in the event that the Optionee's employment is terminated for Cause, the Agreement shall terminate at the time of such termination notwithstanding this subparagraph. For purposes of this provision, "Cause" shall mean the Optionee shall have committed prior to termination of employment any of the following acts:

            (i)         an intentional act of fraud, embezzlement, theft, or any
                  other material violation of law (A) in connection with the Optionee's duties or in the course of the Optionee's employment with the Employer, or (B) which is otherwise materially injurious to the Employer, monetarily or otherwise;

            (ii)        intentional wrongful damage to material assets of the
                  Employer;

            (iii)       intentional wrongful disclosure of material confidential
                  information of the Employer;

            (iv)        intentional wrongful engagement in any competitive
                  activity that would constitute a material breach of the duty of loyalty; or

            (v)         intentional breach of any stated material employment
                  policy of the Employer;

      (e) MANAGEMENT RESTRUCTURING. One (1) year after the Optionee's termination of employment with the Employer due to the Employer's elimination of the Optionee's particular responsibilities due to management restructuring;

      (f) OTHER TERMINATIONS. The date the Optionee ceases to be an employee of the Employer, for any reason other than as described in this Section 6 hereof; or

      (g)         EXPIRATION OF TEN YEARS. Ten (10) years from the Date of
            Grant;

provided, however, that the period for exercise will not expire (unless required by subparagraph (g) hereof), prior to six (6) months after the Optionee's death if the Optionee dies after termination of employment with the Employer but within one of the periods described in subparagraphs (b) through (e) above, if applicable.

This Agreement shall not be exercisable for any number of Optioned Shares in excess of the number of Optioned Shares for which this Agreement is then exercisable, pursuant to Sections 3 and 7 hereof and subject to Section 3(b), on the date of termination of employment. For the purposes of this Agreement, the continuous employment of the Optionee with the Employer shall not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Employer, by reason of the transfer of his employment among the Company and its Subsidiaries or a Company-approved leave of absence.

7. ACCELERATION OF OPTION. Notwithstanding Section 3, but subject to earlier termination, the Option granted hereby shall become immediately exercisable in full in the event of a Change of Control.

8. NO EMPLOYMENT CONTRACT. Nothing contained in this Agreement shall confer upon the Optionee any right with respect to continuance of employment by the Employer nor limit or affect in any manner the right of the Employer to terminate the employment or adjust the compensation of the Optionee.

9. TAXES AND WITHHOLDING. If the Employer shall be required to withhold any federal, state, local or foreign tax in connection with the exercise of the Option, and the amounts available to the Employer for such withholding are insufficient, the Optionee shall pay the tax or make provisions that are satisfactory to the Employer for the payment thereof. The Optionee may elect to satisfy all or any part of the minimum statutory withholding obligation by surrendering to the Employer a portion of the Optioned Shares that are issued or transferred to the Optionee upon the exercise of the Option, and the Optioned Shares so surrendered by the Optionee shall be credited against any such withholding obligation at the Market Value per Share of such shares on the date of such surrender. The Employer will pay any and all issue and other taxes in the nature thereof which may be payable by the Employer in respect of any issue or delivery upon a purchase pursuant to this Option.

10. COMPLIANCE WITH LAW. The Employer shall make reasonable efforts to comply with all applicable federal, state and foreign securities laws; provided, however, notwithstanding any other provision of this Agreement, the Option shall not be exercisable if the exercise thereof would result in a violation of any such law.

11. ADJUSTMENTS. The Committee may make or provide for such adjustments in the number of Optioned Shares covered by this Option, in the Option Price applicable to such Option, and in the kind of shares covered thereby, as the Committee may determine is equitably required to prevent dilution or enlargement of the Optionee's rights that otherwise would result from (a) any combination of shares, recapitalization, or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, or other distribution of assets or issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing; provided however, that no such adjustment in the number of Optioned Shares will be made unless such adjustment would change by more than 5 % the number of Optioned Shares issuable upon exercise of this Option. Similar adjustments shall be made automatically in the event of a stock dividend or stock split, on a purely mathematical basis. Any adjustment which by reason of this Section 11 is not required to be made currently will be carried forward and taken into account in any subsequent adjustment. In the event of any such transaction or event, the Committee may provide in substitution for this Option such alternative consideration as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of this Option.

12. AVAILABILITY OF COMMON SHARES. The Company shall at all times until the expiration of the Option reserve and keep available, either in its treasury or out of its authorized but unissued Common Shares, the full number of Optioned Shares deliverable upon the exercise of this Option.

13. RELATION TO OTHER BENEFITS. Any economic or other benefit to the Optionee under this Agreement shall not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Employer and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company.

14. AMENDMENTS. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee or Transferee, as appropriate, under this Agreement without said Optionee's or Transferee's consent. Notwithstanding the foregoing, this Agreement shall be amended in such particulars as are necessary or appropriate to reflect the applicable provisions of section 409A of the Internal Revenue Code of 1986, as amended, in order to avoid current taxation of the grant made pursuant hereto, and to avoid any penalty taxes imposed on noncomplying arrangements.

15. SEVERABILITY. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

16. RELATION TO PLAN. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistent provisions between this Agreement and the Plan, the Plan shall govern. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan. The Committee acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions which arise in connection with this option or its exercise.

17. SUCCESSORS AND ASSIGNS. Without limiting Section 4 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Optionee or Transferee, as appropriate, and the successors and assigns of the Employer.

18. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Georgia, without giving effect to the principles of conflict of laws thereof.

19. NOTICES. Any notice to the Company provided for herein shall be in writing to the Company, marked Attention: Stock Option Administrator, ChoicePoint Inc., Mail Drop 71-B, 1000 Alderman Drive, Alpharetta, Georgia 30005, and any notice to the Optionee shall be addressed to said Optionee at his or her address currently on file with the Company. Except as otherwise provided herein, any written notice shall be deemed to be duly given if and when delivered personally or deposited in the United States mail, first class registered mail, postage and fees prepaid, and addressed as aforesaid. Any party may change the address to which notices are to be given hereunder by written notice to the other party as herein specified (provided that for this purpose any mailed notice shall be deemed given on the third business day following deposit of the same in the United States mail).

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf and that of any Employer by which the Optionee is employed by its duly authorized officer and Optionee has also executed this Agreement in duplicate, as of the day and year first above written.

                                                       CHOICEPOINT INC.

                                                       By:

                                                       _________________________

                                                       Optionee:

                                                       _________________________

              _________Non Qualified Stock Option Number <<OPTNO>>

                                   SCHEDULE A

            The Option may vest upon achieving certain performance criteria for the three-year performance period starting January 1, 200X. The performance criteria are as follows:

      1. ChoicePoint Inc. Operating Profit Goal must be achieved by December 31, 200X.

            -     Minimum - $ XXX million

            -     Maximum - $ XXX million

            - The number of performance-based stock option grants vesting, subject to Operating Profit Goals, will be interpolated based on actual cumulative Operating Income for the calendar years 200X, 200X, 200X. Vesting is subject to Compensation Committee certification during the first quarter 200X.

      2.    Stock Price Goal: $XX.00 per share

            -          CPS stock must trade at or above $XX.00 for a minimum of
                  20 consecutive trading days before the stock price goal is satisfied. Such goal must be met prior to February 1, 200X (three years from grant) to vest based upon stock price.

            The performance-based grants may vest with satisfaction of either the Operating Profit Goal or the stock price goal. In the event that neither goal vests all the performance-based option grant, the remaining unvested portion of the performance-based option grant shall vest February 1, 20XX (seven years from grant) based on continuous employment with the company.

            The number of shares and the stock price goals are subject to adjustment based upon capital structure changes such as a stock split.

                                CHOICEPOINT INC.
                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT

This AGREEMENT (the "Agreement") is made as of _______________ (the "Date of Grant") by and between CHOICEPOINT INC., a Georgia corporation (the "Company") on behalf of itself and any Subsidiary which is the employer of the Optionee, and __________________ (the "Optionee"). As used in this Agreement, the word "Employer" shall mean both the Company and any such employing Subsidiary.

1. GRANT OF STOCK OPTION. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement and in the Company's 2003 Omnibus Incentive Plan (the "Plan"), the Company hereby grants to the Optionee as of the Date of Grant a stock option (the "Option") to purchase _____________ Common Shares of the Company's stock (the "Optioned Shares"). The Option may be exercised from time to time in accordance with the terms of this Agreement. The price at which the Optioned Shares may be purchased pursuant to this Option shall be $_______ per share subject to adjustment as hereinafter provided (the "Option Price"), which is no less than the fair market value of the Shares on the Date of Grant. The Option is intended to be an "incentive stock option" within the meaning of that term under Section 422 of the Code, and any successor provision thereto.

2. TERM OF OPTION. The term of the Option shall commence on the Date of Grant and, unless earlier terminated in accordance with Section 6 hereof, shall expire ten (10) years from the Date of Grant.

3.          RIGHT TO EXERCISE.

      (a) Subject to expiration or earlier termination, the Option shall become exercisable in accordance with Schedule A attached hereto so long as the Optionee remains in the employ of the Company or a Subsidiary.

      (b) Subject to expiration or earlier termination, the Option shall continue to vest consistent with the original vesting schedule in the event Optionee dies while in the employ of the Employer.

      (c) To the extent the Option is exercisable, it may be exercised in whole or in part. In no event shall the Optionee be entitled to acquire a fraction of one Optioned Share pursuant to this Option. The Optionee shall be entitled to the privileges of ownership with respect to Optioned Shares purchased and delivered to him upon the exercise of all or part of this Option.

      (d) Subject to the expiration or earlier termination of the Option, the Committee, in its discretion, may provide for additional vesting following the Optionee's termination of employment with the Employer, or the termination of the Employer's status as an affiliate of the Company as described in subparagraph (a) above.

4. OPTION NONTRANSFERABLE. The Option granted hereby shall be neither transferable nor assignable by the Optionee other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee, or in the event of his or her legal incapacity, by his or her guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision.

5.          NOTICE OF EXERCISE; PAYMENT.

      (a) To the extent then exercisable, the Option may be exercised by written notice to the Company stating the number of Optioned Shares for which the Option is being exercised and the intended manner of payment. Payment equal to the aggregate Option Price of the Optioned Shares being exercised shall be tendered in full with the notice of exercise to the Company in cash in the form of U.S. currency or check or other cash equivalent acceptable to the Company. The date of such notice shall be the exercise date.

      (b) In the Committee's discretion, the Optionee may also tender the Option Price by (i) the actual or constructive transfer to the Company of nonforfeitable, nonrestricted Common Shares that have been owned by the Optionee for (x) more than one year prior to the date of exercise and for more than two years from the date on which the option was granted, if they were originally acquired by the Optionee pursuant to the exercise of an incentive stock option, or
            (y) more than six months prior to the date of exercise, if they were originally acquired by the Optionee other than pursuant to the exercise of an incentive stock option, or (ii) by any combination of the foregoing methods of payment, including a partial tender in cash and a partial tender in nonforfeitable, nonrestricted Common Shares. To the extent permitted by law, the requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Company with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the date of exercise a sufficient number of the Common Shares being purchased so that the net proceeds of the sale transaction will at least equal the aggregate Exercise Price, plus interest at the applicable federal rate for the period from the date of exercise to the date of payment, and pursuant to which the broker undertakes to deliver the aggregate Exercise Price, plus such interest, to the Company not later than the date on which the sale transaction will settle in the ordinary course of business.

      (c) Within ten (10) days after notice, the Company shall direct the due issuance of the Optioned Shares so purchased.

      (d) Nonforfeitable, nonrestricted Common Shares that are transferred by the Optionee in payment of all or any part of the Option Price shall be valued on the basis of their Market Value per Share as defined in the Plan.

      (e) As a further condition precedent to the exercise of this Option, the Optionee shall comply with all regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of Common Shares and in connection therewith shall execute any documents which the Committee shall in its sole discretion deem necessary or advisable.

6. TERMINATION OF AGREEMENT. The Agreement and the Option granted hereby shall continue to the extent the Options have previously become exercisable for the periods indicated below, if any, but shall terminate automatically and without further notice on the earliest of the following dates:

      (a) DEATH WHILE EMPLOYED. Five (5) years after the Optionee's death if the Optionee dies while in the employ of the Employer;

      (b) DISABILITY. Five (5) years after the date of the termination of the Optionee's employment because of permanent and total disability if the Optionee becomes permanently and totally disabled as defined in the Company's 401(k) Plan at the time of said disability, while an employee of the Employer;

      (c) RETIREMENT. Five (5) years after the Optionee's termination of employment with the Employer following attainment of age 50 and after completion of that number of years of service which, when added to the Optionee's age, equals at least 75; for these purposes, years of service shall be determined according to the rules contained in the Company's 401(k) Plan;

      (d) CHANGE IN CONTROL. Five (5) years after the Optionee's termination of employment with Employer following a Change in Control of the Company, provided, however, that in the event that the Optionee's employment is terminated voluntarily by the Optionee, or by the Employer for Cause, the Agreement shall terminate at the time of such termination notwithstanding this subparagraph. For purposes of this provision, "Cause" shall mean the Optionee shall have committed prior to termination of employment any of the following acts:

            (i)         an intentional act of fraud, embezzlement, theft, or any
                  other material violation of law (A) in connection with the Optionee's duties or in the course of the Optionee's employment with the Employer, or (B) which is otherwise materially injurious to the Employer, monetarily or otherwise;

            (ii)        intentional wrongful damage to material assets of the
                  Employer;

            (iii)       intentional wrongful disclosure of material confidential
                  information of the Employer;

            (iv)        intentional wrongful engagement in any competitive
                  activity that would constitute a material breach of the duty of loyalty; or

            (v)         intentional breach of any stated material employment
                  policy of the Employer;

      (e) MANAGEMENT RESTRUCTURING. One (1) year after the Optionee's termination of employment with the Employer due to the Employer's elimination of the Optionee's particular responsibilities due to management restructuring;

      (f) OTHER TERMINATIONS. The date the Optionee ceases to be an employee of the Employer, for any reason other than as described in this Section 6 hereof; or

      (g)         EXPIRATION OF TEN YEARS. Ten (10) years from the Date of
            Grant;

provided, however, that the period for exercise will not expire (unless required by subparagraph (g) hereof), prior to six (6) months after the Optionee's death if the Optionee dies after termination of employment with the Employer but within one of the periods described in subparagraphs (b) through (e) above, if applicable. The periods of exercise permitted above are provided, notwithstanding the fact that the exercise of the Option during the extension of said exercise period beyond the three-month period (or one-year period following disability) required for incentive stock options may result in its treatment as a nonqualified stock option.

This Agreement shall not be exercisable for any number of Optioned Shares in excess of the number of Optioned Shares for which this Agreement is then exercisable, pursuant to Sections 3 and 7 hereof, on the date of termination of employment. For the purposes of this Agreement, the continuous employment of the Optionee with the Employer shall not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Employer, by reason of the transfer of his employment among the Company and its Subsidiaries or a Company-approved leave of absence.

7. ACCELERATION OF OPTION. Notwithstanding Section 3, but subject to earlier termination, the Option granted hereby shall become immediately exercisable in full in the event of a Change of Control.

8. NO EMPLOYMENT CONTRACT. Nothing contained in this Agreement shall confer upon the Optionee any right with respect to continuance of employment by the Employer nor limit or affect in any manner the right of the Employer to terminate the employment or adjust the compensation of the Optionee.

9. TAXES AND WITHHOLDING. If the Employer shall be required to withhold any federal, state, local or foreign tax in connection with the exercise of the Option, and the amounts available to the Employer for such withholding are insufficient, the Optionee shall pay the tax or make provisions that are satisfactory to the Employer for the payment thereof. The Optionee may elect to satisfy all or any part of the minimum statutory withholding obligation by surrendering to the Employer a portion of the Optioned Shares that are issued or transferred to the Optionee upon the exercise of the Option, and the Optioned Shares so surrendered by the Optionee shall be credited against any such withholding obligation at the Market Value per Share of such shares on the date of such surrender. The Employer will pay any and all issue and other taxes in the nature thereof which may be payable by the Employer in respect of any issue or delivery upon a purchase pursuant to this Option.

10. COMPLIANCE WITH LAW. The Employer shall make reasonable efforts to comply with all applicable federal, state and foreign securities laws; provided, however, notwithstanding any other provision of this Agreement, the Option shall not be exercisable if the exercise thereof would result in a violation of any such law.

11. ADJUSTMENTS. The Committee may make or provide for such adjustments in the number of Optioned Shares covered by this Option, in the Option Price applicable to such Option, and in the kind of shares covered thereby, as the Committee may determine is equitably required to prevent dilution or enlargement of the Optionee's rights that otherwise would result from (a) any combination of shares, recapitalization, or other change in the capital structure of the Company, (b) any merger, consolidation, spin- off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, or other distribution of assets or issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing; provided however, that no such adjustment in the number of Optioned Shares will be made unless such adjustment would change by more than 5% the number of Optioned Shares issuable upon exercise of this Option. Similar adjustments shall be made automatically in the event of a stock dividend or stock split, on a purely mathematical basis. Any adjustment which by reason of this Section 11 is not required to be made currently will be carried forward and taken into account in any subsequent adjustment. In the event of any such transaction or event, the Committee may provide in substitution for this Option such alternative consideration as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of this Option.

12. AVAILABILITY OF COMMON SHARES. The Company shall at all times until the expiration of the Option reserve and keep available, either in its treasury or out of its authorized but unissued Common Shares, the full number of Optioned Shares deliverable upon the exercise of this Option.

13. RELATION TO OTHER BENEFITS. Any economic or other benefit to the Optionee under this Agreement shall not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Employer and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company.

14. AMENDMENTS. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee under this Agreement without the Optionee's consent. Notwithstanding the foregoing, this Agreement shall be amended in such particulars as are necessary or appropriate to reflect the applicable provisions of section 409A of the Internal Revenue Code of 1986, as amended, in order to avoid current taxation of the grant made pursuant hereto, and to avoid any penalty taxes imposed on noncomplying arrangements.

15. SEVERABILITY. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

16. RELATION TO PLAN. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistent provisions between this Agreement and the Plan, the Plan shall govern. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan. The Committee acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions which arise in connection with this option or its exercise.

17. SPECIAL PROVISIONS RELATING TO INCENTIVE STOCK OPTIONS. In the event that the aggregate fair market value (determined as of the Date of Grant, i.e., the Option Price) of shares with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and any Employer) exceeds $100,000, such options representing such excess shall be treated as options which are not incentive stock options, in accordance with the rules of Section 422(d) of the Code. To the extent that the Optionee disposes of a share received pursuant to the exercise of this Option within two (2) years from the Date of Grant or one (1) year from the date of exercise, it may not be treated as an incentive stock option. Furthermore, in the event that, pursuant to the provisions of Section 6, above, an Optionee is permitted to exercise, and does exercise, an Option at a date later than three (3) months following termination of employment (or one (1) year in the event of disability), said Option may not be treated as an incentive stock option.

18. SUCCESSORS AND ASSIGNS. Without limiting Section 4 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Optionee, and the successors and assigns of the Employer.

19. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Georgia, without giving effect to the principles of conflict of laws thereof.

20. NOTICES. Any notice to the Company provided for herein shall be in writing to the Company, marked Attention: Stock Option Administrator, ChoicePoint Inc., Mail Drop 71-B, 1000 Alderman Drive, Alpharetta, Georgia 30005, and any notice to the Optionee shall be addressed to said Optionee at his or her address currently on file with the Company. Except as otherwise provided herein, any written notice shall be deemed to be duly given if and when delivered personally or deposited in the United States mail, first class registered mail, postage and fees prepaid, and addressed as aforesaid. Any party may change the address to which notices are to be given hereunder by written notice to the other party as herein specified (provided that for this purpose any mailed notice shall be deemed given on the third business day following deposit of the same in the United States mail).

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf and that of any Employer by which the Optionee is employed by its duly authorized officer and Optionee has also executed this Agreement in duplicate, as of the day and year first above written.

                                                      CHOICEPOINT, INC.

                                                      By:

                                                      __________________________

                                                      Optionee:

                                                      __________________________

                  _____ Incentive Stock Option Number <<OPTNO>>

                                   SCHEDULE A

The Option shall vest as follows:

      100% on third anniversary of Date of Grant.

                                CHOICEPOINT INC.
                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT

This AGREEMENT (the "Agreement") is made as of _______________ (the "Date of Grant") by and between CHOICEPOINT INC., a Georgia corporation (the "Company") on behalf of itself and any Subsidiary which is the employer of the Optionee, and __________________ (the "Optionee"). As used in this Agreement, the word "Employer" shall mean both the Company and any such employing Subsidiary.

1. GRANT OF STOCK OPTION. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement and in the Company's 2003 Omnibus Incentive Plan (the "Plan"), the Company hereby grants to the Optionee as of the Date of Grant a stock option (the "Option") to purchase _____________ Common Shares of the Company's stock (the "Optioned Shares"). The Option may be exercised from time to time in accordance with the terms of this Agreement. The price at which the Optioned Shares may be purchased pursuant to this Option shall be $_______ per share subject to adjustment as hereinafter provided (the "Option Price"), which is no less than the fair market value of the Shares on the Date of Grant. The Option is intended to be an "incentive stock option" within the meaning of that term under Section 422 of the Code, and any successor provision thereto.

2. TERM OF OPTION. The term of the Option shall commence on the Date of Grant and, unless earlier terminated in accordance with Section 6 hereof, shall expire ten (10) years from the Date of Grant.

3.          RIGHT TO EXERCISE.

      (a) Subject to expiration or earlier termination, and subject to the remaining provisions of this Section 3, the Option shall become exercisable in accordance with Schedule A attached hereto so long as the Optionee remains in the employ of the Company or a Subsidiary.

      (b) In the event that Optionee's employment with the Company or a Subsidiary terminates on or subsequent to [DATE EMPLOYMENT AGREEMENT TERMINATES] (or any later date which is the expiration date of a written employment agreement, or extension thereof, between the Optionee and the Company or a Subsidiary), but (i) prior to the Option having vested in full pursuant to subparagraph (a) of this
            Section 3 or Section 7, and (ii) other than for Cause, this Option shall nonetheless become exercisable on the date of termination as to that percentage of the Common Shares referred to in Section 1 (as adjusted, if appropriate) as (i) the number of calendar months of Optionee's employment during the period from the Date of Grant through the date of termination of employment represents when divided by (ii) [NUMBER OF TOTAL MONTHS IN THE CLIFF VESTING PERIOD ON SCHEDULE A]. For those purposes, if Optionee provides services for a portion but not all of a calendar month, he shall nonetheless be credited with a full calendar month of employment. In the event that said calculation results in an award of a fractional share, the number shall be increased to the next full share.

      (c) Subject to expiration or earlier termination, the Option shall continue to vest consistent with the original vesting schedule in the event Optionee dies while in the employ of the Employer.

      (d) To the extent the Option is exercisable, it may be exercised in whole or in part. In no event shall the Optionee be entitled to acquire a fraction of one Optioned Share pursuant to this Option. The Optionee shall be entitled to the privileges of ownership with respect to Optioned Shares purchased and delivered to him upon the exercise of all or part of this Option.

      (e) Subject to the expiration or earlier termination of the Option, the Committee, in its discretion, may provide for additional vesting following the Optionee's termination of employment with the Employer, or the termination of the Employer's status as an affiliate of the Company as described in subparagraph (a) above.

4. OPTION NONTRANSFERABLE. The Option granted hereby shall be neither transferable nor assignable by the Optionee other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee, or in the event of his or her legal incapacity, by his or her guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision.

5.          NOTICE OF EXERCISE; PAYMENT.

      (a) To the extent then exercisable, the Option may be exercised by written notice to the Company stating the number of Optioned Shares for which the Option is being exercised and the intended manner of payment. Payment equal to the aggregate Option Price of the Optioned Shares being exercised shall be tendered in full with the notice of exercise to the Company in cash in the form of U.S. currency or check or other cash equivalent acceptable to the Company. The date of such notice shall be the exercise date.

      (b) In the Committee's discretion, the Optionee may also tender the Option Price by (i) the actual or constructive transfer to the Company of nonforfeitable, nonrestricted Common Shares that have been owned by the Optionee for (x) more than one year prior to the date of exercise and for more than two years from the date on which the option was granted, if they were originally acquired by the Optionee pursuant to the exercise of an incentive stock option, or
            (y) more than six months prior to the date of exercise, if they were originally acquired by the Optionee other than pursuant to the exercise of an incentive stock option, or (ii) by any combination of the foregoing methods of payment, including a partial tender in cash and a partial tender in nonforfeitable, nonrestricted Common Shares. To the extent permitted by law, the requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Company with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the date of exercise a sufficient number of the Common Shares being purchased so that the net proceeds of the sale transaction will at least equal the aggregate Exercise Price, plus interest at the applicable federal rate for the period from the date of exercise to the date of payment, and pursuant to which the broker undertakes to deliver the aggregate Exercise Price, plus such interest, to the Company not later than the date on which the sale transaction will settle in the ordinary course of business.

      (c) Within ten (10) days after notice, the Company shall direct the due issuance of the Optioned Shares so purchased.

      (d) Nonforfeitable, nonrestricted Common Shares that are transferred by the Optionee in payment of all or any part of the Option Price shall be valued on the basis of their Market Value per Share as defined in the Plan.

      (e) As a further condition precedent to the exercise of this Option, the Optionee shall comply with all regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of Common Shares and in connection therewith shall execute any documents which the Committee shall in its sole discretion deem necessary or advisable.

6. TERMINATION OF AGREEMENT. The Agreement and the Option granted hereby shall continue to the extent the Options have previously become exercisable for the periods indicated below, if any, but shall terminate automatically and without further notice on the earliest of the following dates:

      (a) DEATH WHILE EMPLOYED. Five (5) years after the Optionee's death if the Optionee dies while in the employ of the Employer;

      (b) DISABILITY. Five (5) years after the date of the termination of the Optionee's employment because of permanent and total disability if the Optionee becomes permanently and totally disabled as defined in the Company's 401(k) Plan at the time of said disability, while an employee of the Employer;

      (c) RETIREMENT. Five (5) years after the Optionee's termination of employment with the Employer following attainment of age 50 and after completion of that number of years of service which, when added to the Optionee's age, equals at least 75; for these purposes, years of service shall be determined according to the rules contained in the Company's 401(k) Plan;

      (d) CHANGE IN CONTROL. Five (5) years after the Optionee's termination of employment with Employer following a Change in Control of the Company, provided, however, that in the event that the Optionee's employment is terminated voluntarily by the Optionee, or by the Employer for Cause, the Agreement shall terminate at the time of such termination notwithstanding this subparagraph. For purposes of this provision, "Cause" shall mean the Optionee shall have committed prior to termination of employment any of the following acts:

            (i)         an intentional act of fraud, embezzlement, theft, or any
                  other material violation of law (A) in connection with the Optionee's duties or in the course of the Optionee's employment with the Employer, or (B) which is otherwise materially injurious to the Employer, monetarily or otherwise;

            (ii)        intentional wrongful damage to material assets of the
                  Employer;

            (iii)       intentional wrongful disclosure of material confidential
                  information of the Employer;

            (iv)        intentional wrongful engagement in any competitive
                  activity that would constitute a material breach of the duty of loyalty; or

            (v)         intentional breach of any stated material employment
                  policy of the Employer;

      (e) MANAGEMENT RESTRUCTURING. One (1) year after the Optionee's termination of employment with the Employer due to the Employer's elimination of the Optionee's particular responsibilities due to management restructuring;

      (f) TERMINATION PURSUANT TO SECTION 3(B). In the event Optionee remains employed through [DATE EMPLOYMENT AGREEMENT TERMINATES] (or any later date which is the expiration date of a written employment agreement, or extension thereof, between the Optionee and the Company or a Subsidiary), but Optionee's employment terminates prior to the date indicated on Schedule A, other than by the Company for Cause, the Option shall terminate ten (10) days after said termination.

      (g) OTHER TERMINATIONS. The date the Optionee ceases to be an employee of the Employer, for any reason other than as described in this Section 6 hereof; or

      (h)         EXPIRATION OF TEN YEARS. Ten (10) years from the Date of
            Grant;

provided, however, that the period for exercise will not expire (unless required by subparagraph (g) hereof), prior to six (6) months after the Optionee's death if the Optionee dies after termination of employment with the Employer but within one of the periods described in subparagraphs (b) through (e) above, if applicable. The periods of exercise permitted above are provided, notwithstanding the fact that the exercise of the Option during the extension of said exercise period beyond the three-month period (or one-year period following disability) required for incentive stock options may result in its treatment as a nonqualified stock option.

This Agreement shall not be exercisable for any number of Optioned Shares in excess of the number of Optioned Shares for which this Agreement is then exercisable, pursuant to Sections 3 and 7 hereof, on the date of termination of employment. For the purposes of this Agreement, the continuous employment of the Optionee with the Employer shall not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Employer, by reason of the transfer of his employment among the Company and its Subsidiaries or a Company-approved leave of absence.

7. ACCELERATION OF OPTION. Notwithstanding Section 3, but subject to earlier termination, the Option granted hereby shall become immediately exercisable in full in the event of a Change of Control.

8. NO EMPLOYMENT CONTRACT. Nothing contained in this Agreement shall confer upon the Optionee any right with respect to continuance of employment by the Employer nor limit or affect in any manner the right of the Employer to terminate the employment or adjust the compensation of the Optionee.

9. TAXES AND WITHHOLDING. If the Employer shall be required to withhold any federal, state, local or foreign tax in connection with the exercise of the Option, and the amounts available to the Employer for such withholding are insufficient, the Optionee shall pay the tax or make provisions that are satisfactory to the Employer for the payment thereof. The Optionee may elect to satisfy all or any part of the minimum statutory withholding obligation by surrendering to the Employer a portion of the Optioned Shares that are issued or transferred to the Optionee upon the exercise of the Option, and the Optioned Shares so surrendered by the Optionee shall be credited against any such withholding obligation at the Market Value per Share of such shares on the date of such surrender. The Employer will pay any and all issue and other taxes in the nature thereof which may be payable by the Employer in respect of any issue or delivery upon a purchase pursuant to this Option.

10. COMPLIANCE WITH LAW. The Employer shall make reasonable efforts to comply with all applicable federal, state and foreign securities laws; provided, however, notwithstanding any other provision of this Agreement, the Option shall not be exercisable if the exercise thereof would result in a violation of any such law.

11. ADJUSTMENTS. The Committee may make or provide for such adjustments in the number of Optioned Shares covered by this Option, in the Option Price applicable to such Option, and in the kind of shares covered thereby, as the Committee may determine is equitably required to prevent dilution or enlargement of the Optionee's rights that otherwise would result from (a) any combination of shares, recapitalization, or other change in the capital structure of the Company, (b) any merger, consolidation, spin- off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, or other distribution of assets or issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing; provided however, that no such adjustment in the number of Optioned Shares will be made unless such adjustment would change by more than 5% the number of Optioned Shares issuable upon exercise of this Option. Similar adjustments shall be made automatically in the event of a stock dividend or stock split, on a purely mathematical basis. Any adjustment which by reason of this Section 11 is not required to be made currently will be carried forward and taken into account in any subsequent adjustment. In the event of any such transaction or event, the Committee may provide in substitution for this Option such alternative consideration as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of this Option.

12. AVAILABILITY OF COMMON SHARES. The Company shall at all times until the expiration of the Option reserve and keep available, either in its treasury or out of its authorized but unissued Common Shares, the full number of Optioned Shares deliverable upon the exercise of this Option.

13. RELATION TO OTHER BENEFITS. Any economic or other benefit to the Optionee under this Agreement shall not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Employer and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company.

14. AMENDMENTS. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee under this Agreement without the Optionee's consent. Notwithstanding the foregoing, this Agreement shall be amended in such particulars as are necessary or appropriate to reflect the applicable provisions of section 409A of the Internal Revenue Code of 1986, as amended, in order to avoid current taxation of the grant made pursuant hereto, and to avoid any penalty taxes imposed on noncomplying arrangements.

15. SEVERABILITY. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

16. RELATION TO PLAN. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistent provisions between this Agreement and the Plan, the Plan shall govern. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan. The Committee acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions which arise in connection with this option or its exercise.

17. SPECIAL PROVISIONS RELATING TO INCENTIVE STOCK OPTIONS. In the event that the aggregate fair market value (determined as of the Date of Grant, i.e., the Option Price) of shares with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and any Employer) exceeds $100,000, such options representing such excess shall be treated as options which are not incentive stock options, in accordance with the rules of Section 422(d) of the Code. To the extent that the Optionee disposes of a share received pursuant to the exercise of this Option within two (2) years from the Date of Grant or one (1) year from the date of exercise, it may not be treated as an incentive stock option. Furthermore, in the event that, pursuant to the provisions of Section 6, above, an Optionee is permitted to exercise, and does exercise, an Option at a date later than three (3) months following termination of employment (or one (1) year in the event of disability), said Option may not be treated as an incentive stock option.

18. SUCCESSORS AND ASSIGNS. Without limiting Section 4 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Optionee, and the successors and assigns of the Employer.

19. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Georgia, without giving effect to the principles of conflict of laws thereof.

20. NOTICES. Any notice to the Company provided for herein shall be in writing to the Company, marked Attention: Stock Option Administrator, ChoicePoint Inc., Mail Drop 71-B, 1000 Alderman Drive, Alpharetta, Georgia 30005, and any notice to the Optionee shall be addressed to said Optionee at his or her address currently on file with the Company. Except as otherwise provided herein, any written notice shall be deemed to be duly given if and when delivered personally or deposited in the United States mail, first class registered mail, postage and fees prepaid, and addressed as aforesaid. Any party may change the address to which notices are to be given hereunder by written notice to the other party as herein specified (provided that for this purpose any mailed notice shall be deemed given on the third business day following deposit of the same in the United States mail).

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf and that of any Employer by which the Optionee is employed by its duly authorized officer and Optionee has also executed this Agreement in duplicate, as of the day and year first above written.

                                                      CHOICEPOINT, INC.

                                                      By:

                                                      __________________________

                                                      Optionee:
                                                      __________________________

                  _____ Incentive Stock Option Number <<OPTNO>>

                                   SCHEDULE A

The Option shall vest as follows:

      100% on third anniversary of Date of Grant.